                                                                    EXHIBIT 99.3

                         CONSENT OF DIRECTOR DESIGNATE

The undersigned hereby consents to the inclusion of his name and the reference to him as a director designate under the caption "The Reorganization Agreement and Related Agreements -- Board and Management of the Combined Company Following the Merger" in the Joint Proxy Statement/Prospectus, constituting a part of the Registration Statement on Form S-4 filed by Eclipse Surgical Technologies, Inc. on February 9, 1999.

Dated: February 8, 1999

                                          /s/        ALLEN W. HILL
                                          --------------------------------------
                                                      Allen W. Hill

                                                                    EXHIBIT 99.3

                         CONSENT OF DIRECTOR DESIGNATE

The undersigned hereby consents to the inclusion of his name and the reference to him as a director designate under the caption "The Reorganization Agreement and Related Agreements -- Board and Management of the Combined Company Following the Merger" in the Joint Proxy Statement/Prospectus, constituting a part of the Registration Statement on Form S-4 filed by Eclipse Surgical Technologies, Inc. on February 9, 1999.

Dated: February 8, 1999

                                                   /s/ JACK M. GILL
                                          --------------------------------------
                                                       Jack M. Gill

                                                                    EXHIBIT 99.3

                         CONSENT OF DIRECTOR DESIGNATE

The undersigned hereby consents to the inclusion of his name and the reference to him as a director designate under the caption "The Reorganization Agreement and Related Agreements -- Board and Management of the Combined Company Following the Merger" in the Joint Proxy Statement/Prospectus, constituting a part of the Registration Statement on Form S-4 filed by Eclipse Surgical Technologies, Inc. on February 9, 1999.

Dated: February 8, 1999

                                                 /s/ ROBERT C. STRAUSS
                                          --------------------------------------
                                                    Robert C. Strauss